UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2015

U-SWIRL, INC.

(Exact name of registrant as specified in is charter)

Nevada	000-53130	43-2092180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Dr, Durango, CO 81303

(Address, including zip code, of principal executive offices)

(702) 586-8700

Registrant's telephone number, including area code:

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The registrant has issued a press release dated January 13, 2015 concerning its quarter and nine months ended November 30, 2014. The press release includes information regarding its results of operations and financial condition for the quarter and year to date, and is furnished as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Item	Exhibit

99.1	Press Release dated January 13, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U-SWIRL, INC.

Date: January 13, 2015	By:	/s/ Bryan J. Merryman
Bryan J. Merryman, Chief Executive Officer

INDEX TO EXHIBITS

Item Number	Exhibit

99.1	Press Release, dated January 13, 2015

4